UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 19, 2023

Pulse Biosciences, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-37744	46-5696597
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3957 Point Eden Way
Hayward, California 94545
(Address of Principal Executive Offices) (Zip Code)
510-906-4600
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, $0.001 par value per share	PLSE	The Nasdaq Stock Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On December 19, 2023, Pulse Biosciences, Inc. (the “Company”) held, via live audio webcast, a special meeting of stockholders (the “Special Meeting”). Stockholders of record at the close of business on November 15, 2023 (the “Record Date”) were entitled to vote at the Special Meeting. Of the common stock eligible to be voted, 41,275,682 shares were represented at the Special Meeting, either in person or by proxy, constituting a quorum.

Stockholders were asked to vote on the following items at the Special Meeting (the “Proposals”):

1.	To approve an amendment to the Company’s 2017 Equity Incentive Plan (the “Equity Plan”), to increase the number of shares of the Company’s common stock issuable under the Equity Plan by 1,375,000 shares; and

2.	Subject to approval of Proposal 1, to ratify the options awarded under the Equity Plan on November 1, 2023 to acquire up to 1,505,000 shares of Company common stock (the “Awards”).

Both Proposals were approved at the Special Meeting by the requisite vote of the Company’s stockholders in accordance with the recommendation of the Company’s Board of Directors. The voting results for each of these Proposals are detailed below:

Proposal 1.	Amendment of the Equity Plan

For	Against	Abstained	Broker Non-votes
38,301,130	2,970,156	4,396	N/A

Proposal 2.	Ratification of Award

For	Against	Abstained	Broker Non-votes
39,206,759	2,064,323	4,600	N/A

ITEM 8.01	OTHER EVENTS

On December 19, 2023, the Company's stockholders ratified the grant of options awarded by the Company to certain Company executives, on November 1, 2023, to purchase up to 1,505,000 shares of Company common stock, in aggregate (the “Awards”). Each of the Awards has an exercise price of $4.38 per share, a ten year term and will vest in full automatically upon the earlier to occur of (i) the six (6) year anniversary of the grant date, and (ii) the 1-year anniversary of a Change in Control, as defined by the Company’s 2017 Equity Incentive Plan; provided, however, that no Change in Control shall be found to exist for purposes of vesting of the Awards if the primary purpose of the persons investing in the Company is principally to provide working capital financing, and not to acquire a controlling interest in the Company, notwithstanding whether the sum of such investment, after the financing, equals or exceeds 50% of the ownership of the Company.

Below is a summary of the Awards granted to the Company’s executive officers on November 1, 2023, which were ratified at the Special Meeting:

Name and Position	Number of Options to Purchase Shares of Common Stock
Reporting Executive Officers
Kevin P. Danahy	460,000
Darrin R. Uecker	330,000
Mitchell E. Levinson	100,000
Other Non-Reporting Executives	615,000
Total	1,505,000

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PULSE BIOSCIENCES, INC.

Date: December 22, 2023	By:	/s/ Kevin P. Danahy
Kevin P. Danahy
President and Chief Executive Officer (Principal Executive and Principal Financial Officer)